Assurant, Inc. Subsidiary Chart as of Dec. 31, 2022
DE
	Owns 100% of Florida Office Corp.	DE
	Owns 100% of GP Legacy Place, Inc.	DE
	Owns 100% of Insureco, Inc.	CA
	Owns 100% of Interfinancial Inc.	GA
	Owns 100% of Union Security Life Insurance Company of New York	NY
	Owns 100% of Wolverine InterCo., Inc.	DE

Insureco, Inc.
	Owns 100% of Assurant Reinsurance of Turks & Caicos, Ltd.	TURKS & CAICOS
	Owns 100% of Insureco Agency & Insurance Services, Inc.	CA
	Owns 100% of Assurant IA Holding Corp.	DE

Assurant IA Holding Corp.
	Owns 100% of Assurant Insurance Agency, Inc.	MN

Interfinancial Inc.
	Owns 100% of American Bankers Insurance Group, Inc.	FL
	Owns 100% of American Security Insurance Company	DE
	Owns 100% of Service Optimization Solutions, Inc.	FL
	Owns 100% of TrackSure Insurance Agency, Inc.	CA
	Owns 100% of Assurant Commercial Mortgage Depositor, LLC	DE
	Owns 100% of Assurant Captive Insurance Company	GA

Service Optimization Solutions, Inc.
	Owns 100% of SOSI CPR LLC	DE
	Owns 100% of SOSI-Fixt, Inc.	DE

SOSI CPR LLC
	Owns 100% of MMI-CPR, LLC	DE
	Owns 100% of CPR Strongsville LLC	DE

MMI-CPR, LLC
	Owns 100% of CPR Training & Repair Systems, LLC	DE

Assurant Investment Management LLC
	Sole Member of AIM Acquisitions, LLC	DE

American Security Insurance Company
	Owns 100% of Standard Guaranty Insurance Company	DE
	Owns 9.750% of AIM Palm Harbor Apartments LLC	DE
	Owns 10% of AIM Glendale Apartments LLC	DE
	Owns 10% of AIM Alexander Crossing Apartments LLC	DE
	Owns 10% of AIM Orchard Springs Apartments LLC	DE
	Owns 10% of AIM Haverhill Industrial LLC	DE
	Owns 10% of AIM Mount Pleasant Apartments LLC	DE
	Owns 10% of AIM Blue, LLC	DE
	Owns 10% of AIM Orange, LLC	DE
	Owns 10% of AIM AWP Atlanta Apartments, LLC	DE
	Owns 10% of AIM Gold, LLC	DE

	Owns 10% of AIM Green, LLC	DE

Standard Guaranty Insurance Company
	Owns 10% of AIM Mount Pleasant Apartments LLC	DE
	Owns 5% of AIM Blue, LLC	DE
	Owns 5% of AIM Orange, LLC	DE
	Owns 5% of AIM AWP Atlanta Apartments, LLC	DE
	Owns 5% of AIM Gold, LLC	DE
	Owns 5% of AIM Green, LLC	DE

American Bankers Insurance Group, Inc.
	Owns 100% of ABI International	CAYMAN ISLANDS
	Owns 100% of American Bankers Insurance Company of Florida	FL
	Owns 100% of American Bankers Life Assurance Company of Florida	FL
	Owns 100% of American Bankers Management Company, Inc	FL
	Owns 100% of Assurant Service Protection, Inc.	OK
	Owns 100% of Assurant Services Canada Inc.	CANADA ONTARIO
	Owns 100% of Assurant BARC Reinsurance Limited	TURKS & CAICOS
	Owns 100% of Federal Warranty Service Corporation	IL
	Owns 100% of Assurant New Ventures, Incorporated	FL
	Owns 100% of MS Diversified Corp.	MS
	Owns 100% of National Insurance Agency	FL
	Owns 100% of Assurant Payment Services, Inc.	FL
	Owns 7.6% of Signal Holdings LLC	PA
	Owns 100% of Sureway, Inc.	DE
	Owns 100% of TS Holdings, Inc.	DE
	Owns 100% of Voyager Group, Inc.	FL
	Owns 100% of Voyager Service Warranties, Inc.	FL
	Owns .01% of Cooperatieve Assurant Netherlands U.A.	NETHERLANDS
	Owns 99% of Assurant Digital Servicos, Ltda (fka Assurant Direta Corretora de Seguros Ltda)	BRASIL
	Owns 100% of Assurant Device Services Inc.	DE
	Owns 100% of Telecom Re, Inc.	FL
	Owns 100% of Hyla Mobile Inc.	DE
	Owns 100% of Privowny, Inc.	DE
	Owns 100% of American Lease Insurance Agency Corporation	MA
	Owns 100% of The Equipment Lease Reinsurance Company, Ltd	TURKS & CAICOS

Privowny, Inc.
	Owns 100% of Privowny France SAS	France

Hyla Mobile Inc.
	Owns 100% of Hyla International, Inc.	DE
	Owns 100% of Hyla Technology Solutions LLC	DE
	Owns 100% of Lorica LLC	DE
	Owns 100% of Flipswap Services LLC	DE
	Owns 100% of Hyla Japan KK	JAPAN

Hyla International, Inc.
	Owns 100% of Hyla Mobile ULC	CANADA (Nova Scotia)

Hyla Technology Solutions LLC
	Owns 100% of ERV, LLC	DE

ABIG Holding de Espana, S.L.
	Owns 57.82% of Assurant Argentina Compania de Seguros Sociedad Anonima	ARGENTINA
	Owns 95% of Assurant Services Argentina, S.A.	ARGENTINA
	Owns 99% of Assurant Holding Mexico, S. de R.L. de C.V.	MEXICO
	Owns 100% of Assurant Services de Chile, SpA	CHILE
	Owns 99% of Assurant Servicos Ltda.	BRASIL
	Owns 99% of Assurant Chile Compañia de Seguros Generales S.A.	CHILE
	Owns 99% of Assurant Solutions Comercio e Servicos de Equipamentos Electronicos Ltda.	BRASIL
	Owns 83.29% of Assurant, S.A. de C.V.	MEXICO
	Owns 98.67% of Assurant Servicios Corporativos, S.A. de C.V.	MEXICO
	Owns 70.48% of TWG Brasil Participacôes Ltda.	BRASIL
	Owns 13.29% of The Warranty Group Colombia, S.A.	COLOMBIA
	Owns 3.24% and 55% co-owner of 1 share at 0.000030% of The Warranty Group Peru S.A.C.	PERU

ABI International
	Owns 1% of Assurant International Division Limited	MALTA
	Owns 100% of Solutions Holdings	CAYMAN ISLANDS
	Owns 72.4% of Protection Holding Cayman	CAYMAN ISLANDS
	Owns 30% of Solutions Cayman	CAYMAN ISLANDS

Solutions Holdings
	Owns 70% of Solutions Cayman	CAYMAN ISLANDS
	Owns 100% of Assurant Co., Ltd	UNITED KINGDOM
	Owns 100% of Assurant Direct Limited	UNITED KINGDOM
	Owns 27.6% of Protection Holding Cayman	CAYMAN ISLANDS

Solutions Cayman
	Owns 100% of Assurant Group Limited	UNITED KINGDOM

Protection Holding Cayman
	Owns 99% of Assurant International Division Limited	MALTA

American Bankers Insurance Company of Florida
	Owns 100% of American Bankers General Agency, Inc.	TX
	Owns 19.500% of AIM Palm Harbor Apartments LLC	DE
	Owns 20% of AIM Glendale Apartments LLC	DE
	Owns 20% of AIM Alexander Crossing Apartments LLC	DE
	Owns 20% of AIM Orchard Springs Apartments LLC	DE
	Owns 20% of AIM Haverhill Industrial LLC	DE
	Owns 20% of AIM Mount Pleasant Apartments LLC	DE
	Owns 20% of AIM Blue, LLC	DE
	Owns 20% of AIM Orange, LLC	DE
	Owns 20% of AIM AWP Atlanta Apartments, LLC	DE
	Owns 20% of AIM Gold, LLC	DE
	Owns 20% of AIM Green, LLC	DE

American Bankers General Agency, Inc.
	Controls thru a management agreement - Reliable Lloyds Insurance Company	TX

Federal Warranty Service Corporation
Owns 10% of AIM Mount Pleasant Apartments LLC
	Owns 10% of AIM Blue, LLC	DE
	Owns 10% of AIM Orange, LLC	DE
	Owns 10% of AIM AWP Atlanta Apartments, LLC	DE
	Owns 10% of AIM Gold, LLC	DE
	Owns 10% of AIM Green, LLC	DE
	Owns 100% of Assurant Investment Management LLC	DE

Assurant International Division Limited
	Owns 1.79% of Assurant Argentina Compania de Seguros Sociedad Anonima	ARGENTINA
	Owns 5% of Assurant Services Argentina, S.A.	ARGENTINA
	Owns 49.66% of Assurant Danos Mexico S.A.	MEXICO
	Owns 100% of Assurant Services of Puerto Rico, Inc.	PR
	Owns 49.04% of Assurant Vida Mexico S.A.	MEXICO
	Owns 100% of ABIG Holding de Espana, S.L.	SPAIN
	Owns 1% of Assurant Servicos Ltda.	BRASIL
	Owns 1% of Assurant Chile Compañia de Seguros Generales S.A.	CHILE
	Owns 100% of Assurant Solutions Holding Puerto Rico, Inc.	PR
	Owns 99.99% of Cooperatieve Assurant Netherlands U.A.	NETHERLANDS
	Owns 1% of Assurant Solutions Comercio e Servicos de Equipamentos Electronicos Ltda.	BRASIL
	Owns 1.70% of Assurant, S.A. de C.V.	MEXICO
	Owns 0.71% of TWG Brasil Participacôes Ltda.	BRASIL
	Owns 0.033% and 45% co-owner of 1 share at 0.000025% of The Warranty Group Peru S.A.C.	PERU

Assurant Argentina Compania de Seguros S.A.
	Owns 9.763% of Combined Insurance Company de Argentina S.A. Compania de Seguros	ARGENTINA

Assurant, S.A. de C.V.
	Owns 1% of Assurant Holding Mexico, S. de R.L. de C.V.	MEXICO

Assurant Solutions Holding Puerto Rico, Inc.
	Owns 74.33% of Caribbean American Property Insurance Company	PR
	Owns 100% of Caribbean American Life Assurance Company	PR
	Owns 100% of Assurant Repair & Logistics LLC	PR

American Bankers Management Company, Inc.
	Owns 100% of Consumer Assist Network Association, Inc.	DE
	Owns 1% of Assurant Digital Servicos, Ltda (fka Assurant Direta Corretora de Seguros Ltda)	BRASIL

Assurant Group Limited
	Owns 100% of Assurant General Insurance Limited	UNITED KINGDOM
	Owns 100% of Assurant Life Limited	UNITED KINGDOM
	Owns 100% of Assurant Intermediary Ltd.	UNITED KINGDOM
	Owns 100% of Assurant Deutschland GmbH	GERMANY
	Owns 100% of Assurant Italia Agenzia di Assicurazioni s.r.l.	ITALY
	Owns 100% of Assurant Services Italia s.r.l.	ITALY
	Owns 100% of Assurant Solutions Spain, S.A.	SPAIN
	Owns 100% of Lifestyle Services Group Ltd.	UNITED KINGDOM

Lifestyle Services Group Ltd.
	Owns 100% of Digital Services (UK) Ltd.	UNITED KINGDOM
	Owns 100% of Assurant Device Care Limited	UNITED KINGDOM
	Owns 100% of STAMS Ltd.	UNITED KINGDOM
	Owns 100% of Assurant France	FRANCE

Assurant Co., Ltd
	Owns 100% of Assurant Services Korea Limited	SOUTH KOREA
	Owns 100% of Assurant Services Hong Kong Limited	HONG KONG
	Owns 100% of Assurant Services Australia Pty Limited	AUSTRALIA
	Owns 100% of Assurant Japan KK	JAPAN
	Owns 100% of TWG Japan KK	JAPAN
	Owns 100% of Wireless Anywhere Group Pty Ltd	AUSTRALIA
	Owns 56% of Alegre Pty Ltd	AUSTRALIA
	Owns 100% of Assurant Co. (PG UK), Ltd	UNITED KINGDOM
	Owns 100% of Assurant Co. (NI), Ltd	North Ireland

Assurant Services Korea Limited
	Owns 100% of Assurant Korea, Inc. (fka Olivar Co., Ltd)	SOUTH KOREA

Assurant Japan KK
	Owns 100% of Assurant Services Japan GK	JAPAN
	Owns 100% of Trygle Co. Ltd.	JAPAN

Wireless Anywhere Group Pty Ltd
	Owns 44% of Alegre Pty Ltd	AUSTRALIA

Assurant Holding Mexico, S. de R.L. de C.V.
	Owns 50.34% of Assurant Danos Mexico S.A.	MEXICO
	Owns 50.96% of Assurant Vida Mexico S.A.	MEXICO
	Owns 1% of Assurant Servicios Corporativos, S.A. de C.V.	MEXICO

Caribbean American Life Assurance Company
	Owns 25.67% of Caribbean American Property Insurance Company	PR

MS Diversified Corp.
	Owns 100% of United Service Protection Corporation	DE
	Owns 100% of United Service Protection, Inc.	FL

United Service Protection Corporation
	Owns 100% of Coast to Coast Dealer Services Inc. (New York)	NY
	Owns 20.625% of AIM Palm Harbor Apartments LLC	DE
	Owns 20% of AIM Glendale Apartments LLC	DE
	Owns 20% of AIM Alexander Crossing Apartments LLC	DE
	Owns 20% of AIM Orchard Springs Apartments LLC	DE
	Owns 20% of AIM Haverhill Industrial LLC	DE
	Owns 10% of AIM Mount Pleasant Apartments LLC	DE
	Owns 15% of AIM Blue, LLC	DE
	Owns 15% of AIM Orange, LLC	DE
	Owns 15% of AIM AWP Atlanta Apartments, LLC	DE
	Owns 15% of AIM Gold, LLC	DE
	Owns 15% of AIM Green, LLC	DE
	Owns 100% of American Financial & Automotive Services, Inc.	TX
	Owns 100% of American Financial Warranty Corporation	TX

United Service Protection, Inc.
	Owns 5% of AIM Blue, LLC	DE
	Owns 5% of AIM Orange, LLC	DE
	Owns 5% of AIM AWP Atlanta Apartments, LLC	DE
	Owns 5% of AIM Gold, LLC	DE
	Owns 5% of AIM Green, LLC	DE

Signal Holdings LLC
	Owns 99.9% of CWork Solutions, LP	PA
	Owns 100% of Signal GP LLC	DE
	Owns 100% of Signal Northwest LLC	DE
	Owns 99.9% of The Signal	PA
	Owns 100% of Broadtech, LLC	TX

Signal GP LLC
	Owns 0.1% of CWork Solutions, LP	PA
	Owns 0.1% of The Signal	PA

Sureway, Inc.
	Owns 100% of Assurant Consulting Company, Limited	CHINA

Telecom Re, Inc.
	Owns 92.4% of Signal Holdings LLC	PA

Voyager Group Inc.
	Owns 100% of Voyager Indemnity Insurance Company	GA

TS Holdings, Inc.
	Owns 100% of I.Q. Data International, Inc.	WA

Wolverine InterCo., Inc.
	Owns 100% of Wolverine Acquisitions, Inc.	DE

Wolverine Acquisitions, Inc.
	Owns 100% of The Warranty Group, Inc.	DE

The Warranty Group, Inc.
	Owns 100% of TWG Holdings, Inc.	DE
	Owns 0.01% of Virginia Surety Seguros de Mexico S.A. de C.V.	MEXICO

TWG Holdings, Inc.
	Owns 99.99% of Virginia Surety Seguros de Mexico S.A. de C.V.	MEXICO
	Owns 100% of Virginia Surety Company, Inc.	IL
	Owns 100% of TWG Europe Limited	UNITED KINGDOM
	Owns 100% of TWG Securities, Inc.	DE
	Owns 100% of TWG Warranty Group, Inc.	IL
	Owns 100% of The Warranty Group Services (Isle of Man)	ISLE OF MAN
	Owns 100% of TWG Warranty Group Latam, Inc.	BARBADOS

Virginia Surety Company, Inc.
	Owns 100% of TWG Home Warranty Services, Inc.	DE
	Owns 74.76% of The Warranty Group Colombia S.A.	COLOMBIA
	Owns 20.359% of Combined Insurance Company de Argentina S.A. Compania de Seguros	ARGENTINA
	Owns 0.000000481% of TWG Brasil Participacôes Ltda.	BRASIL
	Owns 26.000% of AIM Palm Harbor Apartments LLC	DE
	Owns 20% of AIM Glendale Apartments LLC	DE
	Owns 25% of AIM Alexander Crossing Apartments LLC	DE
	Owns 25% of AIM Orchard Springs Apartments LLC	DE
	Owns 20% of AIM Haverhill Industrial LLC	DE
	Owns 20% of AIM Mount Pleasant Apartments LLC	DE
	Owns 40.26% of Assurant Argentina Compania de Seguros Sociedad Anonima	ARGENTINA
	Owns 25% of AIM Blue, LLC	DE
	Owns 25% of AIM Orange, LLC	DE
	Owns 25% of AIM AWP Atlanta Apartments, LLC	DE
	Owns 25% of AIM Gold, LLC	DE
	Owns 25% of AIM Green, LLC	DE

TWG Europe Limited
	Owns 100% of London General Life Company Limited	UNITED KINGDOM
	Owns 100% of London General Insurance Company Limited	UNITED KINGDOM
	Owns 100% of TWG Services Limited	UNITED KINGDOM
	Owns 99.999998% of Assurant Europe Insurance NV	NETHERLANDS
	Owns 100% of Assurant Europe Life Insurance NV	NETHERLANDS
	Owns 99.999943% of Assurant Europe Services BV	NETHERLANDS

London General Insurance Company Limited
	Owns 0.00000229% of Assurant Europe Insurance NV	NETHERLANDS

TWG Services Limited
	Owns 0.00005714% of Assurant Europe Services BV	NETHERLANDS

TWG Warranty Group, Inc.
	Owns 69.877% of Combined Insurance Company de Argentina S.A. Compania de Seguros	ARGENTINA

	Owns 28.81% of TWG Brasil Participacôes Ltda.	BRASIL
	Owns 100% of TWG Innovative Solutions, Inc.	MO
	Owns 100% of North American Warranty, Inc.	IL
	Owns 100% of Assurant Automotive, Inc. (fka Resource Automotive, Inc.)	IL
	Owns 100% of TWG Warranty Services Chile SpA	CHILE
	Owns 96.15% of The Warranty Group Peru SAC	PERU
	Owns 100% of TWG Warranty Services Inc.	IL
	Owns 100% of Automotive Warranty Services, Inc.	DE
	Owns 100% of Automotive Warranty Services of Florida, Inc.	FL
	Owns 100% of Consumer Program Administrators, Inc.	IL
	Owns 100% of ServicePlan, Inc.	IL
	Owns 0.80% of The Warranty Group Colombia S.A.	COLOMBIA
	Owns 0.005% of The Warranty Group (Thailand) Limited	THAILAND
	Owns 0.01% of TWG Warranty Servicos do Brasil Ltda.	BRASIL
	Owns 0.01% of Assurant Warranty Solutions (India) Private Limited	INDIA
	Owns 0.33% of Assurant Servicios Corporativos, S.A. de C.V.	MEXICO
	Owns 15.01% of Assurant, S.A. de C.V.	MEXICO
	Owns 0.11% of Assurant Argentina Compania de Seguros Sociedad Anonima	ARGENTINA

Consumer Program Administrators, Inc.
	Owns 0.04% of The Warranty Group Colombia S.A.	COLOMBIA
	Owns 24.125% of AIM Palm Harbor Apartments LLC	DE
	Owns 30% of AIM Glendale Apartments LLC	DE
	Owns 25% of AIM Alexandar Crossing Apartments LLC	DE
	Owns 25% of AIM Orchard Springs Apartments LLC	DE
	Owns 30% of AIM Haverhill Industrial LLC	DE
	Owns 20% of AIM Mount Pleasant Apartments LLC	DE
	Owns 10% of AIM Blue, LLC	DE
	Owns 10% of AIM Orange, LLC	DE
	Owns 10% of AIM AWP Atlanta Apartments, LLC	DE
	Owns 10% of AIM Gold, LLC	DE
	Owns 10% of AIM Green, LLC	DE
	Owns 100% of Eck & Glass, Inc.	TN

TWG Brasil Participacôes Ltda.
	Owns 100% of Assurant Seguradora S.A.	BRASIL

Assurant Automotive, Inc.
	Owns 100% of Assurant Dealer Services, Inc. (fka Resource Dealer Group, Inc.)	IL
	Owns 100% of Resource Acquisition Corporation	DE
	Owns 100% of Resource Training, Inc.	IL
	Owns 100% of First Extended, Inc.	DE

Assurant Dealer Services, Inc.
	Owns 100% of RDG Resource Dealer Group (Canada) Inc.	CANADA

First Extended, Inc.
	Owns 100% of FFG Corporation	DE
	Owns 100% of First Extended Service Corporation	TX

FFG Corporation
	Owns 100% of First Extended Service Corporation of Florida	FL
	Owns 100% of Dealer Performance, Inc.	TX

First Extended Service Corporation
	Controlled by Board of Directors: Automotive Insurance Purchasing Group, Inc. (not for profit)	TX

TWG Warranty Services, Inc.
	Owns 99.99% of TWG Warranty Servicos do Brasil Ltda.	BRASIL
	Owns 11.08% of The Warranty Group Colombia S.A.	COLOMBIA
	Owns 0.58% The Warranty Group Peru SAC	PERU
	Owns 100% of The Warranty Group Asia-Pacific Holdings Pte. Ltd.	SINGAPORE
	Owns .01% of Assurant Automotive Warranty Solutions (India) Private Limited	INDIA
	Owns 0.00001% of Assurant Servicios Corporativos, S.A. de C.V.	MEXICO
	Owns 0.0000004% of Assurant, S.A. de C.V.	MEXICO

The Warranty Group Asia-Pacific Holdings Pte. Ltd.
	Owns 100% of TWG Repair Services (Shanghai) Co., Ltd.	CHINA
	Owns 100% of The Warranty Group Singapore Pte. Ltd.	SINGAPORE
	Owns 100% of TWG Automotive Services Consulting (Shanghai) Co., Ltd.	CHINA
	Owns 99.99% of The Warranty Group (Thailand) Limited	THAILAND
	Owns 100% of The Warranty Group Australasia Pty Ltd.	AUSTRALIA
	Owns 100% of The Warranty Group Korea, Inc.	KOREA
	Owns 100% of The Warranty Group, BV.	NETHERLANDS
	Owns 100% of Protecta Insurance New Zealand Ltd	NEW ZEALAND

The Warranty Group Singapore Pte. Ltd.
	Owns 0.005% of The Warranty Group (Thailand) Limited	THAILAND

The Warranty Group Australasia Pty Ltd.
	Owns 100% of National Underwriting Agencies Pty Ltd.	AUSTRALIA

The Warranty Group, BV.
	Owns 99.99% of Assurant Automotive Warranty Solutions (India) Private Limited	INDIA
	Owns 99.99% of Assurant Warranty Solutions (India) Private Limited	INDIA

Automotive Warranty Services, Inc.
	Owns 100% of AWS Warranty Services of Canada, Inc.	CANADA
	Owns 100% of Shipsurance Insurance Services, Inc.	CA

AWS Warranty Services Canada, Inc.
	Owns 100% of AWS Warranty Services of Quebec, Inc.	CANADA ONTARIO

Automotive Warranty Services of Florida, Inc.
	Owns 100% of Service Saver, Incorporated	FL
	Owns 100% of ServicePlan of Florida, Inc.	FL

ServicePlan, Inc.
	Owns 100% of National Product Care Company	IL
	Owns 100% of Product Care, Inc.	IL
	Owns 100% of Service Protection, Inc.	IL

Service Protection, Inc.
	Owns 0.04% of The Warranty Group Colombia S.A.	COLOMBIA